UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2017

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1.a.Effective October 26, 2017, the Company granted stock options pursuant to the Company’s 2017 Equity Incentive Plan.  The Company granted options exercisable to purchase an aggregate of 3,600,000 shares having an exercise price of $.04 per share.  The options have a term of ten years from the date of grant and are immediately exercisble on the date of grant.

b.The Securities were issued to four (4) persons.  The options  issued were “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.N/A.

d.The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Rule 701 thereunder.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.

e.See paragraph 1(a) above

f.There were no proceeds.

2.a.Effective October 26, 2017, the Company issued 4,000,000 shares of common stock pursuant to a restricted stock award.

b.The Securities were issued to one (1) person.  The shares  issued were “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.N/A.

d.The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Rule 701 thereunder.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.

e.See paragraph 1(a) above

f.There were no proceeds.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Certificate of Amendment

On October 24, 2017, the Company filed a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada to increase the number of authorized shares of the Company to 1,000,000,000 shares of common stock and 25,000,000 shares of preferred stock.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: October 30, 2017	By: /s/ W. Pierce Carson W. Pierce Carson, President